Exhibit 28 (m) (1) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

6/29/20 – Name changed to Federated Hermes Income Securities Trust

FEDERATED INCOME SECURITIES TRUST

DISTRIBUTION PLAN

This Distribution Plan ("Plan") is adopted as of the 12th day of February, 2004, by the Board of Trustees of Federated Income Securities Trust (the "Trust"), a Massachusetts business trust with respect to certain classes of shares ("Classes") of the portfolios of the Trust (the "Funds") set forth in exhibits hereto.

1.	This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Act"), so as to allow the Trust to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares") and pursuant to the “Distributor’s Contract” entered into by the Trust and FSC.
2.	This Plan is designed to finance activities of Federated Securities Corp. ("FSC") principally intended to result in the sale of Shares to include: (a) providing incentives to financial institutions ("Financial Institutions") to sell Shares and; (b) advertising and marketing of Shares to include preparing, printing and distributing prospectuses and sales literature to prospective shareholders and with Financial Institutions. The Plan is also designed to cover the costs of administrative services performed in connection with the sale of Shares, but are not limited to shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.
3.	As compensation for services provided pursuant to this Plan, FSC will be paid a fee in respect of the following Classes set forth on the exhibits to this Agreement. FSC may use all or any of the fees received pursuant to the Plan to pay any of the expenses associated with the activities under Paragraph 2 hereof whether incurred directly, or through Financial Institutions.
4.	Any payments by FSC to Financial Institutions with funds received as compensation under this Plan will be made pursuant to an agreement entered into by FSC and the Financial Institution (“Financial Institution Agreement”). FSC has the right (i) to select, in its sole discretion, the Financial Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Financial Institution Agreement.
5.	Quarterly in each year that this Plan remains in effect, FSC shall prepare and furnish to the Board of Trustees of the Trust, and the Board of Trustees shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.
6.	This Plan shall become effective with respect to each Class (i) after approval as required by Rule 12b-1 under the Act as in effect on the date of the execution hereof; and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.
7.	This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Trust's Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Trustees as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Trustees and thereafter for successive periods of one year subject to approval as described above.
8.	All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on it.
9.	This Plan may not be amended in order to increase materially the costs which the Classes may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Classes as defined in Section 2(a)(42) of the Act.
10.	This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Disinterested Trustees; or (b) a vote of a majority of the outstanding voting securities of the particular Class as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days' notice to the Trust.
11.	While this Plan shall be in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.
12.	All agreements with any person relating to the implementation of this Plan, including, but not limited to Financial Institution Agreements, shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.
13.	This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

12/1/07 - See Amendment #1 to Exhibit A

EXHIBIT A

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Muni and Stock Advantage Fund

Class A Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Muni and Stock Advantage Fund

Amendment #1 to EXHIBIT A

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Muni and Stock Advantage Fund

Class A Shares

This Amendment to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Muni and Stock Advantage Fund held during the month.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

9/1/18 – See Amendment #1 to Exhibit B

EXHIBIT B

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Short-Term Income Fund

Class A Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class A Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/1/19 - See amendment #2 to Exhibit B.

Amendment #1 to Exhibit B

EXHIBIT B

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Short-Term Income Fund

Class A Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25% of 1% of the average aggregate net asset value of the Class A Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of September, 2018.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Short-Term Income Fund

Amendment #2 to Exhibit B

EXHIBIT B

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Short-Term Income Fund

Class A Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of December, 2019.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Capital Income Fund

6/29/20 – Name changed to Federated Hermes Fund for U.S. Government Securities

6/29/20 – Name changed to Federated Hermes Muni and Stock Advantage Fund

EXHIBIT C

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Capital Income Fund

Federated Fund for U.S. Government Securities

Federated Muni and Stock Advantage Fund

Class C Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Income Securities Trust with respect to the Class C Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/1/07 - See Amendment #1 to Exhibit D

EXHIBIT D

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Capital Income Fund

Class F Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Income Securities Trust with respect to the Class F Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class F Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Capital Income Fund

Amendment #1 to EXHIBIT D

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Capital Income Fund

Class F Shares

This Amendment #1 to Exhibit D to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Income Securities Trust with respect to the Class F Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class F Shares of Federated Capital Income Fund held during the month.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Short-Term Income Fund

9/30/11 – Institutional Service Shares renamed Service Shares

8/27/04 - Federated Short-Term Income Fund – See Exhibit J

3/10/04 - Federated Intermediate Income Fund changed name to Federated Intermediate Corporate Bond Fund

EXHIBIT E

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Intermediate Income Fund

~~Federated Short-Term Income Fund~~

Institutional Service Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Income Securities Trust with respect to the Institutional Service Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Institutional Service Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/1/07 - See Amendment #1 to Exhibit F

EXHIBIT F

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Real Return Bond Fund

Class A Shares

This Distribution Plan is adopted as of the 17th day of November, 2005, by Federated Income Securities Trust with respect to the Class A Shares of Federated Real Return Bond Fund set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of Federated Real Return Bond Fund held during the month.

Witness the due execution hereof this 1st day of December, 2005.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/29/21 – Name changes to Federated Hermes Inflation Protected Securities Fund.

6/29/20 – Name changed to Federated Hermes Real Return Bond Fund

Amendment #1 to EXHIBIT F

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Real Return Bond Fund

Class A Shares

This Amendment #1 to Exhibit F to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Income Securities Trust with respect to the Class A Shares of Federated Real Return Bond Fund set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Real Return Bond Fund held during the month.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/29/21 – Name changes to Federated Hermes Inflation Protected Securities Fund.

6/29/20 – Name changed to Federated Hermes Real Return Bond Fund

EXHIBIT G

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Real Return Bond Fund

Class C Shares

This Distribution Plan is adopted as of the 17th day of November, 2005, by Federated Income Securities Trust with respect to the Class C Shares of Federated Real Return Bond Fund set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Real Return Bond Fund held during the month.

Witness the due execution hereof this 1st day of December, 2005.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

3/27/09 - Merged into Federated Muni and Stock Advantage Fund

12/1/07 - See Amendment #1 to Exhibit H

Name changed to Federated Stock and California Muni Fund prior to effectiveness.

EXHIBIT H

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated California Muni and Stock Advantage Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 11th day of November, 2006, by Federated Income Securities Trust with respect to the Class A Shares of Federated California Muni and Stock Advantage Fund set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of Federated California Muni and Stock Advantage Fund held during the month.

Witness the due execution hereof this 1st day of December, 2006.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

3/27/09 - Merged into Federated Muni and Stock Advantage Fund

Amendment #1 to EXHIBIT H

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Stock and California Muni Fund

Class A Shares

This Amendment #1 to Exhibit H to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Income Securities Trust with respect to the Class A Shares of Federated Stock and California Muni Fund set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Stock and California Muni Fund held during the month.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

3/27/09 - Merged into Federated Muni and Stock Advantage Fund

Name changed to Federated Stock and California Muni Fund prior to effectiveness.

EXHIBIT I

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated California Muni and Stock Advantage Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 18th day of August, 2006, by Federated Income Securities Trust with respect to the Class C Shares of Federated California Muni and Stock Advantage Fund set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated California Muni and Stock Advantage Fund held during the month.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Short-Term Income Fund

9/1/18 – The Service Shares 12B-1 fee was eliminated.

9/30/11 – Institutional Service Shares renamed Service Shares.

EXHIBIT J

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Short-Term Income Fund

Institutional Service Shares

This Distribution Plan is adopted as of the 14th day of May, 2004, by Federated Income Securities Trust with respect to the Institutional Service Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Institutional Service Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 27th day of August, 2004.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

TBD - Federated Prudent DollarBear Fund to reorganize into Federated International Bond Fund expected April 2017.
1/29/10 – Name changed to Federated Prudent DollarBear Fund

EXHIBIT K

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Prudent Global Income Fund

Class A Shares

This Exhibit K to the Distribution Plan is adopted as of the 15th day of August, 2008, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of September, 2008.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

TBD - Federated Prudent DollarBear Fund to reorganize into Federated International Bond Fund expected April 2017.
1/29/10 – Name changed to Federated Prudent DollarBear Fund

EXHIBIT L

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Prudent Global Income Fund

Class C Shares

This Exhibit L to the Distribution Plan is adopted as of the 15th day of August, 2008, by Federated Income Securities Trust with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Income Securities Trust held during the month.

Witness the due execution hereof this 1st day of September, 2008.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/1/19 -See Amendment #1 to Exhibit M

EXHIBIT M

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Floating Rate Strategic Income Fund

Class A Shares

This Exhibit M to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.10 of 1% of the average aggregate net asset value of the Class A Shares of Federated Floating Rate Strategic Income Fund held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Floating Rate Strategic Income Fund

Amendment #1 to EXHIBIT M

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Floating Rate Strategic Income Fund

Class A Shares

This Exhibit M to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Floating Rate Strategic Income Fund held during the month.

Witness the due execution hereof this 1st day of December, 2019.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

11/19/21 – Class C Shares convert into Class A Shares.

6/29/20 – Name changed to Federated Hermes Floating Rate Strategic Income Fund

EXHIBIT N

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Floating Rate Strategic Income Fund

Class C Shares

This Exhibit N to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Income Securities Trust with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Floating Rate Strategic Income Fund held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/26/15 – Portfolio liquidated

12/1/10 – Name changed to Federated Unconstrained Bond Fund

EXHIBIT O

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Global Macro Bond Fund

Class A Shares

This Exhibit O to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Income Securities Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Global Macro Bond Fund held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/26/15 – Portfolio liquidated

12/1/10 – Name changed to Federated Unconstrained Bond Fund

EXHIBIT P

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Global Macro Bond Fund

Class C Shares

This Exhibit P to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Income Securities Trust with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Global Macro Bond Fund held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Capital Income Fund

EXHIBIT Q

to the

Distribution Plan

FEDERATED INCOME SECURITIES TRUST:

Federated Capital Income Fund

Class R Shares

This Exhibit Q to the Distribution Plan is adopted as of the 17th day of May, 2013, by Federated Income Securities Trust with respect to the Class R Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class R Shares of Federated Capital Income Fund held during the month.

Witness the due execution hereof this 1st day of June, 2013.

FEDERATED INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT R

to the

Distribution Plan

FEDERATED HERMES INCOME SECURITIES TRUST:

Federated Hermes Floating Rate Strategic Income Fund

Class A1 Shares

This Exhibit R to the Distribution Plan is adopted as of the 14th day of August, 2020, by Federated Hermes Income Securities Trust with respect to the Class A1 Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A1 Shares of Federated Hermes Floating Rate Strategic Income Fund held during the month.

Witness the due execution hereof this 1st day of September, 2020.

FEDERATED HERMES INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT S

to the

Distribution Plan

FEDERATED HERMES INCOME SECURITIES TRUST:

Federated Hermes Short-Term Income Fund

Class A2 Shares

This Exhibit R to the Distribution Plan is adopted as of the 13th day of August, 2021, by Federated Hermes Income Securities Trust with respect to the Class A2 Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A2 Shares of Federated Hermes Short-Term Income Fund held during the month.

Witness the due execution hereof this 1st day of September, 2021.

FEDERATED HERMES INCOME SECURITIES TRUST

By: /s/ J. Christopher Donahue___________

Name: J. Christopher Donahue

Title: President